UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 27, 2023
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001749360
UBS Commercial Mortgage Trust 2018-C13
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0001532799
UBS Commercial Mortgage Securitization Corp.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0001685185
UBS AG, acting through its branch located at 1285 Avenue of the Americas, New York, New York
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001238163
Société Générale, New York Branch
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001592182
LMF Commercial, LLC (formerly known as Rialto Mortgage Finance, LLC)
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001558761
Cantor Commercial Real Estate Lending, L.P.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001542256
Natixis Real Estate Capital LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001548567
CIBC Inc.
(Exact name of sponsor as specified in its charter)

New York	333-207340-14	38-4088364 38-4088365 38-7206229
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Computershare Trust Company, N.A., as agent for
Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, MD 21045

(Address of principal executive offices of the issuing entity)

(212) 713-8832
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 6.02 Change of Servicer or Trustee.

The Wyvernwood Apartments Mortgage Loan, the Riverwalk Mortgage Loan and the Aspect RHG Hotel Portfolio Mortgage Loan, which constituted approximately 3.9%, 2.2% and 1.8%, respectively, of the asset pool of the issuing entity as of its cut-off date, are each an asset of the issuing entity and are each part of a loan combination that is being serviced and administered under the pooling and servicing agreement, dated as of August 1, 2018, relating to the UBS Commercial Mortgage Trust 2018-C12 filed as Exhibit 4.2 to the registrant’s Current Report on Form 8-K filed on October 11, 2018 (the “UBS 2018-C12 PSA”).  Pursuant to Section 7.01(d) of the UBS 2018-C12 PSA, Midland Loan Services, a Division of PNC Bank, National Association, a national banking association, was removed as special servicer of the Wyvernwood Apartments Mortgage Loan, the Riverwalk Mortgage Loan and the Aspect RHG Hotel Portfolio Mortgage Loan and K-Star Asset Management LLC (“K-Star”), a Delaware limited liability company, was appointed as the successor special servicer of the Wyvernwood Apartments Mortgage Loan, the Riverwalk Mortgage Loan and the Aspect RHG Hotel Portfolio Mortgage Loan under the UBS 2018-C12 PSA.

This Current Report on Form 8-K is being filed to record that, effective as of April 27, 2023, the Wyvernwood Apartments Mortgage Loan, the Riverwalk Mortgage Loan and the Aspect RHG Hotel Portfolio Mortgage Loan will be specially serviced, if necessary, pursuant to the UBS 2018-C12 PSA, by K-Star.  The principal servicing offices of K-Star are located at 5949 Sherry Lane, Suite 950, Dallas, Texas 75225.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UBS Commercial Mortgage Securitization Corp.
(Depositor)

/s/ Nicholas Galeone
Nicholas Galeone, President

Date:  April 27, 2023

/s/ Andrew Lisa
Andrew Lisa, Director

Date:  April 27, 2023